                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE \
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                                  WESTAFF, INC.
                                  -------------
                (Name of Registrant as Specified In Its Charter)

                   -------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)     Title of each class of securities to which transaction applies:

                 N/A
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         (2)      Aggregate number of securities to which transaction applies:
                  N/A
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         (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  N/A
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         (4)      Proposed maximum aggregate value of transaction:
                  N/A
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         (5)      Total fee paid:
                  N/A
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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
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         (3)      Filing Party:
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
                                 WESTAFF, INC.
                                301 LENNON LANE
                         WALNUT CREEK, CALIFORNIA 94598

     SUPPLEMENT TO PROXY STATEMENT FOR 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 23, 2001

    The following supplements and amends the Proxy Statement of Westaff, Inc. (the "Company") dated April 20, 2001 (the "Proxy Statement") that was mailed to you on or about April 23, 2001, in connection with the Annual Meeting of stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m., local time, at the Company's administrative office located at 220 N. Wiget Lane, Walnut Creek, California on Wednesday, May 23, 2001. This supplement should be read in conjunction with the Proxy Statement.

    The Company announced on May 1, 2001, the appointment of Tom D. Seip as its President and Chief Executive Officer and as a director. W. Robert Stover will remain as the Chairman of the Board of Directors. In conjunction with Mr. Seip's appointment, the Board of Directors adopted a proposal to amend and restate the Company's 1996 Stock Option/Stock Issuance Plan (the "Plan").

    Prior to joining the Company, Mr. Seip was employed by Charles
Schwab & Co. from January 1983 to June 1998 in various capacities, serving most recently as Chief Executive Officer of Charles Schwab Investment
Management, Inc., the company's mutual fund subsidiary, and was a member of the Charles Schwab Management Committee from July 1992 to June 1998. Since January 1998, Mr. Seip has been a private investor with a focus on early stage companies in the financial services sector. Mr. Seip was a Vice President and Partner at Korn/Ferry International from 1977 to 1982. He began his career as an Executive Recruiter at Merrill Lynch & Co.

    Under the Company's employment agreement with Mr. Seip, he shall serve as the President and Chief Executive Officer. Effective as of the first day of his employment, the Board of Directors awarded Mr. Seip stock options to purchase an aggregate of 1,000,000 shares of the Company's Common Stock with an exercise price equal to the fair market value on the date of the grant. 500,000 of these shares were granted as an incentive stock option and the remaining 500,000 of these shares were granted as a nonqualified stock option, which shall be rescinded if the stockholders do not approve the proposal to amend and restate the Plan, as discussed below. The option grants are subject to vesting on terms described in the option agreements.

    The Board of Directors has approved an amendment and restatement of the Plan, subject to stockholder approval, to: (i) increase the number of shares reserved for issuance under the Plan by 1,000,000 shares of Common Stock thereby bringing the number of shares issuable under the Plan to a total of 2,550,718 shares; and (ii) increase the maximum number of shares with respect to which stock options, stock appreciation rights and direct stock issuances may be granted to any individual in any calendar year from 500,000 to 1,000,000 shares of Common Stock. This proposal to amend and restate the Plan requires an affirmative vote of a majority of shares present in person or represented by proxy at the 2001 Annual Meeting and entitled to vote on such matters.

VOTING BY MAIL

    Stockholders who are entitled to vote at the 2001 Annual Meeting can use the enclosed Proxy. You can vote by proxy or in person at the meeting on May 23, 2001. If you return your signed Proxy before the meeting, the proxy holders will vote your shares as you direct. If you return your Proxy and do not specify on the proxy card how you want your shares voted, the proxy holders will vote them FOR the election of the two nominees for directors of Westaff, FOR the ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants and FOR the amendment and restatement of the Plan to (i) increase the number of shares reserved for issuance under the Plan by 1,000,000 shares for a new total of 2,550,718 shares and (ii) increase the maximum number of shares with respect to which stock options, stock appreciation rights and direct stock issuances may be granted to any individual in any calendar year from 500,000 to 1,000,000 shares of Common Stock. If the enclosed form of Proxy is not executed and returned, but the original form of Proxy delivered with the Proxy Statement dated April 23, 2001 has been executed and returned, the persons appointed as Proxies under the original form of Proxy will vote the shares represented by such form of Proxy as indicated therein and FOR the amendment and restatement of the Plan.

VOTING ELECTRONICALLY OR BY TELEPHONE

    Instead of submitting your vote by mail on the enclosed proxy card, you can vote electronically by submitting your Proxy through the Internet or by telephone. Please note that there are separate arrangements for using the Internet and telephone depending on whether your shares are registered in the Company's stock records in your name or in the name of a brokerage firm or bank.

    The Internet and telephone voting procedures are designed to authenticate your identity as a Westaff, Inc. stockholder, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Stockholders voting by means of the Internet through American Stock Transfer & Trust Company, the Company's transfer agent, should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that may be borne by each individual stockholder.

    Stockholders with shares registered directly in their name in the Company's stock records maintained by American Stock Transfer & Trust Company may vote their shares as follows:

    - By submitting their proxy through the Internet at the following address on the World Wide Web: WWW.VOTEPROXY.COM. Please access the web page and follow the on-screen instructions. Have your control number available when you access the web page.

    - By making a toll-free telephone call from the United States and Canada to American Stock Transfer & Trust Company at 1-800-PROXIES and following the instructions. Have your control number and the proxy card available when you call.

    - By mailing their signed proxy card. Specific instructions to be followed by registered stockholders are set forth on the enclosed proxy card. Proxies submitted through the Internet or by telephone through American Stock Transfer & Trust Company as described above must be received by one o'clock p.m. Eastern Standard Time (E.S.T.) on May 23, 2001.

    A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. That program is different from the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP Program, you may vote those shares by calling the telephone number which appears on your voting form or through the Internet in accordance with the instructions set forth on the voting form. If you have any questions regarding the proposals or how to execute your vote, please contact American Stock Transfer & Trust Company at (718) 921-8210.

REVOCABILITY OF PROXIES

    You may revoke or change your Proxy at any time before it is voted at the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices a notice of revocation or another signed Proxy with a later date. You also may revoke your Proxy by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must bring to the meeting a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares. To revoke a Proxy previously submitted electronically through the Internet or by telephone, you simply may vote again at a later date, but before one o'clock p.m. E.S.T. on May 23, 2001, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked.

    PROPOSAL THREE--AMENDMENT AND RESTATEMENT OF WESTAFF, INC.'S 1996 STOCK
                           OPTION/STOCK ISSUANCE PLAN

    The Board of Directors announced on May 1, 2001, the appointment of Tom D. Seip as the Company's President and Chief Executive Officer and as a director and, in conjunction with Mr. Seip's appointment, the Board of Directors adopted a proposal to amend and restate the Plan. Presently, the authorized number of shares reserved for issuance under the Plan is 1,550,718. Additionally, the maximum number of shares with respect to which stock options, stock appreciation rights and direct stock issuances may be granted to any individual in any calendar year is currently set at 500,000 shares of Common Stock.

    The Board of Directors has approved an amendment and restatement of the Plan to: (i) increase the number of shares reserved for issuance under the Plan by 1,000,000 shares of Common Stock thereby bringing the number of shares issuable under the Plan to a total of 2,550,718 shares; and (ii) increase the maximum number of shares with respect to which stock options, stock appreciation rights and direct stock issuances may be granted to any individual in any calendar year from 500,000 to 1,000,000 shares of Common Stock. This proposal to amend the Plan requires stockholder approval pursuant to the terms of the Plan. The Board recommends approval of the amendments because it believes they increase the Company's ability to attract, retain and motivate officers and other key employees and directors by providing them with an enhanced proprietary interest in the Company or an additional feature enhancing the value of certain options issued under the Plan, which results in an incentive to enhance the growth and profitability of the Company.

    1,033,812 shares of the Company's Common Stock were initially reserved for issuance over the ten-year term of the Plan. Due to a three-for-two stock split effected in the form of a stock dividend on May 29, 1998 to shareholders of record on May 18, 1998, the total number of shares reserved for issuance under the Plan increased to 1,550,718. Options granted under the Plan may be either Incentive Options, as defined in Section 422 of the Internal Revenue Code, or Non-Statutory Options. The total number of shares currently reserved for issuance under the Plan shall be increased by 1,000,000 shares to a new total of 2,550,718 shares if this proposal is approved by the stockholders. As of April 24, 2001, options to purchase approximately 230,213 shares were outstanding, 127,411 options to purchase shares had been exercised, and approximately 1,193,094 shares remained reserved for future grants.

    In connection with his appointment as the new President and Chief Executive Offer of the Company, as of May 1, 2001, Mr. Seip has been granted stock options to purchase an aggregate of 1,000,000 shares of Common Stock, of which 500,000 shares shall be granted to him as a nonqualified stock option. Such nonqualified stock option grant shall be rescinded if a majority of the stockholders of the Company vote against the proposal to increase the maximum number of shares with respect to which stock options, separately exercisable stock appreciation rights and direct stock issuances may be granted in any calendar year from 500,000 shares to 1,000,000 shares of Common Stock.

    This summary of the essential terms to be amended is not intended to be a complete description of all of the terms of the Plan, and is qualified in its entirety by the terms of the Plan, as proposed to be amended and restated, which is attached to this Supplement to Proxy Statement as EXHIBIT A and is hereby incorporated herein by reference.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                    STOCKHOLDERS VOTE FOR THE AMENDMENT AND
     RESTATEMENT OF WESTAFF, INC.'S 1996 STOCK OPTION/STOCK ISSUANCE PLAN.

                                 OTHER MATTERS

    As of the date of this supplement, the Board of Directors does not know of any other matters to be submitted at the 2001 Annual Meeting. As to any other business that may come before the meeting, we intend that the persons voting your Proxy will vote in accordance with their judgment.

    Regardless of whether you plan to attend the meeting, it is important that your shares by voted. Accordingly, we ask that you either vote by telephone or by the Internet or sign and return your proxy card as soon as possible in the envelope provided.

    At any time prior to their being voted, proxies are revocable by written notice to the Secretary of the Company or by appearance at the 2001 Annual Meeting and voting in person. See "Revocability of Proxies" above for additional instructions.

Dated: May 1, 2001                             The Board of Directors
                                               of Westaff, Inc.

                                 WESTAFF, INC.
                     1996 STOCK OPTION/STOCK ISSUANCE PLAN
                  (amended and restated as of March 26, 1998)
                   (amended and restated as of May 17, 2000)
                  (amended and restated as of April 30, 2001)

                                  ARTICLE ONE

                                    GENERAL

I.  PURPOSE OF THE PLAN

    A. This 1996 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of Westaff, Inc., a Delaware corporation (the "Corporation"), by providing eligible individuals with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its Parent or Subsidiary corporations).

    B. The Plan became effective immediately upon the execution and final pricing of the Underwriting Agreement for the initial public offering of the Corporation's Common Stock on April 30, 1996 (referred to herein as the Plan Effective Date).

II. DEFINITIONS

    A. For purposes of the Plan, the following definitions shall be in effect:

        BOARD:  the Corporation's Board of Directors.

        CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

        (i) the acquisition directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept;

        (ii) or a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        CODE:  the Internal Revenue Code of 1986, as amended.

        COMMON STOCK: shares of the Corporation's Common Stock, par value of $0.01 per share.

        CORPORATE TRANSACTION: either of the following stockholder-approved transactions to which the Corporation is a party:

        (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

        (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

        COVERED EMPLOYEE:  an Employee who is a "covered employee" under
Section 162(m)(3) of the Code.

        EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more Parent or Subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

        EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.

        FAIR MARKET VALUE: the Fair Market Value per share of Common Stock determined in accordance with the following provisions: If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers, Inc. through the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists. For purposes of any option grants which are made at the time the Underwriting Agreement for the initial public offering of the Common Stock is executed and priced but prior to the time the Common Stock is first traded on either a national securities exchange or the Nasdaq National Market, the Fair Market Value per share of Common Stock shall be deemed to be equal to the price per share at which the Common Stock is to be sold in the initial public offering pursuant to the Underwriting Agreement.

        HOSTILE TAKE-OVER: a change in ownership of the Corporation effected through the following transaction:

        (i) the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

        (ii) the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than the officers and directors of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

        INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

        INVOLUNTARY TERMINATION: the termination of the Service of any individual which occurs by reason of:

        (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

        (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty
             (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

        MISCONDUCT: the commission of any act of fraud, embezzlement or dishonesty by the Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary), any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

        1934 ACT: the Securities and Exchange Act of 1934, as amended from time to time.

        NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

        OPTIONEE: a person to whom an option is granted under the Discretionary Option Grant Program or Automatic Option Grant Program.

        PARTICIPANT: a person who is issued Common Stock under the Stock Issuance Program.

        PERFORMANCE-BASED COMPENSATION: compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

        PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for the purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

        PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

        PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

        SECONDARY COMMITTEE: a committee of two (2) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

        SECTION 16 INSIDER: an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

        SECTION 12(g) REGISTRATION DATE: the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act becomes effective.

        SERVICE: the performance of services on a periodic basis for the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

        TAKE-OVER PRICE: the greater of (i) the Fair Market Value per share of Common Stock on the date the particular option to purchase such stock is surrendered to the Corporation in connection with a Hostile Take-Over or
(ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

    B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

        Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a Parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a Subsidiary of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III. STRUCTURE OF THE PLAN

    A. STOCK PROGRAMS. The Plan shall be divided into three separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, each individual serving as a non-employee Board member on the Plan Effective Date and each individual who first joins the Board as a non-employee director at any time after such Plan Effective Date shall at periodic intervals receive option grants to purchase shares of Common Stock in accordance with the provisions of Article Three, with the first such grants to be made on the Plan Effective Date. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price per share not less than eighty-five percent (85%) of the fair market value per share of Common Stock at the time of issuance or as a bonus for past services rendered the Corporation or the Corporation's attainment of financial objectives.

    B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, Automatic Option Grant

Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

IV. ADMINISTRATION OF THE PLAN

    A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. The Primary Committee shall be constituted in such a manner as to satisfy all applicable laws and to permit such grants and related transactions under the Plan to be exempt from
Section 16(b) of the Exchange Act in accordance with Rule 16b-3.

    B. Administration of the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs, if any, may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

    C. Notwithstanding the foregoing, grants of stock options, separately exercisable stock appreciation rights or direct stock issuances to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a committee (or subcommittee of a committee) which is comprised solely of two or more Board members eligible to serve on a committee making grants qualifying as Performance-Based Compensation. In the case of such grants to Covered Employees, references to the "Plan Administrator", the "Primary Committee", or to a "Secondary Committee" shall be deemed to be references to such committee or subcommittee.

    D. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of the Primary Committee and any Secondary Committee and reassume all powers and authority previously delegated to such committee.

    E. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant, the Automatic Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program, the Automatic Option Grant Program or Stock Issuance Program under its jurisdiction or any stock option or stock issuance thereunder.

    F. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

V.  ELIGIBILITY

    A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two and the Stock Issuance Program under Article Four shall be limited to the following:

        (i) officers and other employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations);

        (ii) non-employee members of the Board; and

       (iii) those consultants or other independent advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

    B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid for such shares.

VI. STOCK SUBJECT TO THE PLAN

    A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 2,550,718 shares, subject to adjustment from time to time in accordance with the provisions of this Section VI.

    B. No one person participating in the Plan may receive stock options, separately exercisable stock appreciation rights and direct stock issuances for more than 1,000,000 shares of Common Stock in the aggregate per calendar year. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a person participating in the Plan, if any stock option, separately exercisable stock appreciation right or direct stock issuance is canceled, the canceled stock option, stock appreciation right or direct stock issuance shall continue to count against the maximum number of shares with respect to which stock options, stock appreciation rights and direct stock issuances may be granted to such person. For this purpose, the repricing of an option (or in the case of a stock appreciation right, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing option or stock appreciation right and the grant of a new option or stock appreciation right.

    C. Except to the extent required by Section 162(m) of the Code or the regulations thereunder, as discussed immediately above, should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Shares subject to any stock appreciation rights exercised under the Plan and all share issuances under the Plan, whether or not the shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under the Plan, shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

    D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate per calendar year, (iii) the number and/or class of securities for which automatic-option grants are to be subsequently made per eligible non-employee Board member under the Automatic Option Grant Program,
(iv) the number and/or class of securities and price per share in effect under each option outstanding under either the Discretionary Option Grant Program or Automatic Option Grant Program, and (v) such other provisions of the Plan as the Plan Administrator determines is appropriate. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO
                       DISCRETIONARY OPTION GRANT PROGRAM

I.  TERMS AND CONDITIONS OF OPTIONS

    Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its Parent or Subsidiary corporations may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

    A. OPTION PRICE.

        1. The option price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

        (i) The option price per share of Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

        (ii) The option price per share of Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

       (iii) In the case of an option intended to qualify as Performance-Based Compensation, the option price per share of Common Stock shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

        2. The option price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

        (i) full payment in cash or check drawn to the Corporation's order;

        (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

       (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

        (iv) full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (A) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (B) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

    Except to the extent the sale and remittance procedure is used in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

    B.  TERM AND EXERCISE OF OPTIONS.

    Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

    C.  TERMINATION OF SERVICE.

        1. The following provisions shall govern the exercise period applicable to any outstanding option held by the Optionee at the time of cessation of Service or death.

        (i) Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 2 below) remain exercisable for more than a twelve (12)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

        (ii) Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of (A) the first anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (B) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

       (iii) Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

        (iv) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any), in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.

        (v) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

        2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

        (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

        (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

    D. STOCKHOLDER RIGHTS.

    An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option, paid the option price for the purchased shares and become the holder of record of those shares.

    E.  TRANSFERABILITY

    During the lifetime of the Optionee, any Incentive Option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in whole or in part during the Optionee's lifetime in accordance with the terms of the instrument evidencing the grant. The terms applicable to the assigned portion of any Non-Statutory Option shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

    F.  REPURCHASE RIGHTS

    The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

        (i) The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

        (ii) All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent:
             (A) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (B) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

       (iii) The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Article Two and thereby accelerate the vesting of such shares in whole or in part at any time.

II. INCENTIVE OPTIONS

    The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to such terms and conditions.

    A. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a Non-Statutory Option.

    B. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its Parent or Subsidiary corporations, then the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

    Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

III. CORPORATE TRANSACTIONS/CHANGES IN CONTROL

    A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

    B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

    C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

    D. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which provide for the accelerated vesting of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Corporate Transaction, Change in Control or Hostile Take-Over whether or not those options are to be assumed or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction, Change in Control or Hostile Take-Over. In addition, the Plan Administrator may structure one or more of the Corporation's repurchase rights under the Discretionary Option Grant Program so that those rights shall immediately terminate, in whole or in part, at the time of a Corporate Transaction, Change in Control or Hostile Take-Over and shall not be assignable to the successor corporation (or parent thereof), and the shares subject to those terminated repurchase rights shall accordingly vest in full at the time of such Corporate Transaction, Change in Control or Hostile Take-Over.

    E. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in whole or in part in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the twelve (12) month period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

    F. The Plan Administrator shall have full power and authority to grant options under the Discretionary Option Grant Program which will automatically accelerate in whole or in part in the event the Optionee's Service subsequently terminates by reason of an Involuntary Termination within a designated period (not to exceed twelve (12) months) following the effective date of any Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the twelve (12)-month period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

    G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Qualified Option.

    H. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. CANCELLATION AND REGRANT OF OPTIONS

    The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an option price per share not less than
(i) one hundred percent (100%) of the Fair Market Value per share of Common Stock on the new grant date in the case of a grant of an Incentive Option,
(ii) one hundred ten percent (110%) of such Fair Market Value in the case of a grant of an Incentive Option to a 10% Stockholder or (iii) eighty-five percent (85%) of such Fair Market Value in the case of all other grants.

V.  STOCK APPRECIATION RIGHTS

    A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

    B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

    C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five
(5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

    D. One or more officers of the Corporation subject to the short-swing profit restrictions of the 1934 Act may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, the officer shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right in effect for at least six (6) months to the Corporation, to the extent such option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be made within five (5) days following the date the option is surrendered to the Corporation, and neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with the option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

    E. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall not be available for subsequent issuance under the Plan.

                                 ARTICLE THREE
                         AUTOMATIC OPTION GRANT PROGRAM

I.  ELIGIBILITY

    The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three program shall be limited to those individuals who are serving as non-employee Board members on the Plan Effective Date or who are first elected or appointed as non-employee Board members on or after the Plan Effective Date, whether through appointment by the Board or election by the Corporation's stockholders. Each non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

II. TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

    A. GRANT DATES. Option grants shall be made under this Article Three on the dates specified below:

        1. INITIAL GRANT. Each Eligible Director who is a non-employee Board member on the Plan Effective Date and each Eligible Director who is first elected or appointed as a non-employee Board member after such date shall automatically be granted, on the Plan Effective Date or on the date of such initial election or appointment (as the case may be), a Non-Statutory Option to purchase 3,000 shares of Common Stock upon the terms and conditions of this Article Three. In no event, however, shall a non-employee Board member be eligible to receive such an initial option grant if such individual has at any time been in the prior employ of the Corporation (or any Parent or Subsidiary corporation).

        2. ANNUAL GRANT. On the date of each Annual Stockholders Meeting, beginning with the 1997 Annual Meeting, each individual who will continue to serve as an Eligible Director shall automatically be granted, whether or not such individual is standing for re-election as a Board member at that Annual Meeting, a Non-Statutory Option to purchase an additional 3,000 shares of Common Stock upon the terms and conditions of this Article Three, provided he or she has served as a non-employee Board member for at least six
    (6) months. There shall be no limit on the number of such annual option grants any one Eligible Director may receive over his or her period of Board service, and non-employee Board members who have previously been in the employ of the Corporation (or any parent or subsidiary corporation) shall be eligible to receive such annual option grants over their period of continued Board service.

    B. EXERCISE PRICE. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

    C. PAYMENT. The exercise price shall be payable in one of the alternative forms specified below:

        (i) full payment in cash or check drawn to the Corporation's order;

        (ii) full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

       (iii) full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation's order; or

        (iv) full payment through a sale and remittance procedure pursuant to which the Optionee shall provide irrevocable written instructions to (A) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (B) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

    Except to the extent the sale and remittance procedure specified above is used for the exercise of the option for vested shares, payment of the exercise price for the purchased shares must accompany the exercise notice.

    D. OPTION TERM. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

    E. EXERCISABILITY. Each automatic grant shall become fully exercisable for the option shares upon the Optionee's completion of one year of Board service measured from the automatic grant date. The exercisability of each automatic grant outstanding under this Article Three shall be accelerated as provided in
Section II.G and Section III of this Article Three.

    F. TRANSFERABILITY. Any automatic option grant may be assigned in whole or in part during the Optionee's lifetime in accordance with the terms of the instrument evidencing the grant. The terms applicable to the assigned portion of the automatic option grant shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

    G.  EFFECT OF TERMINATION OF BOARD MEMBERSHIP.

        1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a twelve (12)-month period following the date of such cessation of Board membership in which to exercise each such option for any or all of the shares of Common Stock for which that option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to be outstanding, at the time of such cessation of Board service, with respect to any shares for which the option is not otherwise at that time exercisable,

        2. Should the Optionee die within twelve (12) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Board membership (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Any such exercise must occur within twelve (12) months after the date of the Optionee's cessation of Board service.

        3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then any automatic option grant held by such Optionee under this Article Three shall accelerate in full, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve (12)- month period following the date of the Optionee's cessation of Board membership in which to exercise such option for any or all of the shares of Common Stock subject to the option at the time of such cessation of Board membership.

        4. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten (10)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraph 1, 2 or 3 above or (if earlier) upon the expiration of the ten (10)-year option term, the automatic grant shall terminate and cease to be outstanding for any unexercised shares for which the option was otherwise exercisable at the time of the Optionee's cessation of Board membership.

    H. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option, paid the exercise price for the purchased shares and become the holder of record of those shares.

III. CORPORATE TRANSACTION/CHANGES IN CONTROL

    A. In the event of any Corporate Transaction, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Immediately after the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the successor entity or its parent company.

    B. In connection with any Change in Control, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Any option accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

    C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over
(ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

    D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV. REMAINING TERMS

    The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program or as the Plan Administrator otherwise determines.

                                  ARTICLE FOUR
                             STOCK ISSUANCE PROGRAM

I.  TERMS AND CONDITIONS OF STOCK ISSUANCES

    Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

    A. CONSIDERATION.

        1. Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock ("Newly Issued Shares") shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

           a. full payment in cash or check made payable to the Corporation's order;

           b. a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

           c. past services rendered to the Corporation or any parent or subsidiary corporation.

        2. Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one hundred percent (100%) of the Fair Market Value of such shares at the time of issuance, but in no event less than eighty-five percent (85%) of such Fair Market Value.

        3. Shares of Common Stock reacquired by the Corporation and held as treasury shares ("Treasury Shares") may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1. above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.

        4. In the case of shares of Common Stock issued under the Stock Issuance Program that are intended to qualify as Performance-Based Compensation, the price per share of such shares shall in no event be less than one hundred percent (100%) of the Fair Market Value of such shares on the grant date.

    B.  VESTING PROVISIONS.

        1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

           a. the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

           b.  the number of installments in which the shares are to vest,

           c. the interval or intervals (if any) which are to lapse between installments, and

           d. the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule, shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

        2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

        3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

        4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

II. CORPORATE TRANSACTION/CHANGE IN CONTROL

    A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under this Stock Issuance Program shall immediately vest in full and the Corporation's repurchase/cancellation rights shall terminate, except to the extent: (i) any such right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

    B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within twelve (12) months following the effective date of any Corporate

Transaction in which those repurchase/cancellation rights are assigned to the successor corporation (or parent thereof).

    C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase/cancellation rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should subsequently terminate by reason of an Involuntary Termination within twelve (12) months following the effective date of any Change in Control.

III. TRANSFER RESTRICTIONS/SHARE ESCROW

    A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets distributed with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or the distributed securities or assets) vests. If the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER
PREDECESSOR IN INTEREST) DATED             ,       , A COPY OF WHICH IS ON FILE
AT THE PRINCIPAL OFFICE OF THE CORPORATION."

    B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Four, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for the benefit of such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.

                                  ARTICLE FIVE
                                 MISCELLANEOUS

I.  LOANS OR INSTALLMENT PAYMENTS

    A. The Plan Administrator may, in its discretion, assist any Optionee or Participant (including an Optionee or Participant who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal and state income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the option price or purchase price for the purchased Common Stock in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate at the time such option price or purchase price becomes due and payable. Loans or installment payments may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee or Participant may not exceed the option or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

    B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

II. AMENDMENT OF THE PLAN AND AWARDS

    The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever, However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) increase the maximum number of shares issuable under the Plan or (ii) the maximum number of shares for which any one individual participating in the Plan may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances in the aggregate per calendar year, except for permissible adjustments under Section VI subsection C of Article One.

III. TAX WITHHOLDING

    A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, foreign state and local income tax and employment tax withholding requirements.

    B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III of Article Five and such supplemental rules as the Plan Administrator may from time to time adopt, provide any or all holders of Non-Statutory Options or unvested shares under the Plan with the right to use shares of Common Stock in satisfaction of no more than the minimum amount of the Federal, foreign state and local income and employment tax liabilities that the Corporation is required to withhold from such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

        1. STOCK WITHHOLDING: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder.

        2. STOCK DELIVERY: The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder.

IV. EFFECTIVE DATE AND TERM OF PLAN

    A. This Plan became effective on April 30, 1996 and was approved by stockholders on April 26, 1996. In February 1998, the Board adopted and approved amendments to the Plan to provide for an increase in the number of shares subject to grants under the Automatic Option Grant Program from 1,000 to 2,000 shares and to reflect the amendments promulgated by the Securities and Exchange Commission to Rule 16b-3 which allow for greater transferability of Non-Statutory Options (collectively, the "February 1998 Amendments"). The February 1998 Amendments became effective when approved by the Corporation's stockholders on March 26, 1998. In March 2000, the Board adopted and approved amendments to the Plan pertaining to: (i) the name of the Corporation; (ii) the administration of the Plan; and (iii) the limit imposed by Section 162(m) of the Code, on certain highly-compensated employees (collectively, the "March 2000 Amendments"). The March 2000 Amendments became effective when approved by the Corporation's stockholders on June 20, 2000. In April 2001, the Board adopted and approved amendments to the Plan to: (i) increase the number of shares reserved for issuance under the Plan by 1,000,000 shares; (ii) increase the maximum number of shares with respect to which stock options, stock appreciation rights and direct stock issuances may be granted to any grantee in any calendar year from 500,000 to 1,000,000 shares; and (iii) permit the Plan Administrator to grant options under the Discretionary Option Grant Program which provide for accelerated vesting upon the occurrence of a Corporate Transaction, Change in Control or Hostile Take-Over whether or not those options are to be assumed or otherwise continued in full force and effect pursuant to the terms of the Corporate Transaction, Change in Control or Hostile Take-Over (collectively, the "April 2001 Amendments"). The April 2001 Amendments shall be effective upon Board approval but any option grants made in reliance on the April 2001 Amendments will be rescinded if the stockholders vote against the April 2001 Amendments.

    B. The Plan shall terminate upon the earlier of (i) ten (10) years following the Plan Effective Date or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuance.

V.  USE OF PROCEEDS

    Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

VI. REGULATORY APPROVALS

    A. The implementation of the Plan, the granting of any option under the Plan, the issuance of any shares under the Stock Issuance Program, and the issuance of Common Stock upon the exercise or surrender of the option grants made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it, and the Common Stock issued pursuant to it.

    B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

VII.  NO EMPLOYMENT/SERVICE RIGHTS

    Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any Parent or Subsidiary corporation) for any period of specific duration, and the Corporation (or any Parent or Subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.

VIII.  MISCELLANEOUS PROVISIONS

    A. Except as provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

    B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

    C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                                  WESTAFF, INC.
                                      PROXY

The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Supplement to Proxy Statement dated May 1, 2001 in connection with the 2001 Annual Meeting of stockholders to be held at 10:00 a.m. on May 23, 2001 at the Company's administrative offices, 220 N. Wiget Lane, Walnut Creek, California, and hereby appoints W. Robert Stover and Robin A. Herman, and each of them, (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each to vote all shares of the Common Stock of WESTAFF, INC. registered in the name provided herein which the undersigned is entitled to vote at the 2001 Annual Meeting of stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS, FOR THE AMENDMENT AND RESTATEMENT OF THE COMPANY'S 1996 STOCK OPTION/STOCK ISSUANCE PLAN AND FOR ANY OTHER MATTER OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

SEE REVERSE SIDE. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION, SIMPLY SIGN ON THE REVERSE SIDE. YOU NEED NOT MARK ANY BOXES.

       Please mark your
       votes as in this example
/X/    using dark ink only.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

                                  FOR                 WITHHOLD
                             the nominees             AUTHORITY
                            listed at right        to vote for the
                                (except          nominees listed at
                             as indicated)              right          NOMINEES:
1.   ELECTION OF                  / /                    / /           JOAN C. STOVER
     DIRECTORS:                                                        DWIGHT S. PEDERSEN

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST AT RIGHT.)

2.   PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR    FOR     AGAINST     ABSTAIN
     ANDERSEN LLP AS THE INDEPENDENT PUBLIC          / /     / /         / /
     ACCOUNTANTS OF THE COMPANY FOR FISCAL 2001


3.   PROPOSAL TO AMEND AND RESTATE THE COMPANY'S
     1996 STOCK OPTION/STOCK ISSUANCE PLAN TO (I)
     INCREASE THE NUMBER OF SHARES RESERVED FOR       FOR     AGAINST     ABSTAIN
     ISSUANCE UNDER THE PLAN BY 1,000,000 SHARES      / /     / /         / /
     FOR A NEW TOTAL OF 2,550,718 SHARES AND (II)
     INCREASE THE MAXIMUM NUMBER OF SHARES WITH
     RESPECT TO WHICH STOCK OPTIONS, STOCK
     APPRECIATION RIGHTS AND DIRECT STOCK ISSUANCES
     MAY BE GRANTED TO ANY INDIVIDUAL IN ANY
     CALENDAR YEAR FROM 500,000 TO 1,000,000 SHARES
     OF COMMON STOCK OF THE COMPANY

PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY.


--------------------------------------------------------------------------------
Signature                          Signature                          Date
This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.